John Hancock
Investors
Trust

ANNUAL
REPORT

12.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

Fund's investments
page 6

Financial statements
page 19

For your information
page 33

Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
current income
consistent with
prudent invest-
ment risk by
investing in a
diversified
portfolio of debt
securities.

Over the last twelve months

* Falling interest rates, a weak economy and a falling stock market boosted bonds in 2001.

* Higher-quality bonds performed best.

* The Fund increased its exposure to U.S. government agency and mortgage-backed securities with a yield advantage over Treasuries.

[Bar chart with heading "John Hancock Investors Trust." Under the heading is a note that reads "Fund performance for the year ended December 31, 2001." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.54% total return for John Hancock Investors Trust. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

12.5%   United States Treasury
 6.4%   Government National Mortgage Assn.
 5.7%   Federal National Mortgage Assn.
 2.9%   International Bank for Reconstruction and Development
 1.8%   Scotland International Finance No. 2, B.V.
 1.1%   Delta Air Lines
 1.0%   Ford Motor Co.
 0.9%   Morgan Stanley Capital I
 0.9%   Morgan Stanley Dean Witter Capital I Trust
 0.8%   GMAC Commercial Mortgage Securities

As a percentage of net assets on December 31, 2001.



MANAGER'S
REPORT

BY JAMES K. HO, CFA, PORTFOLIO MANAGER

John Hancock
Investors Trust

During 2001, the broad bond market outpaced stocks for the second consecutive year. An economic recession, a volatile stock market and a Federal Reserve Board aggressively cutting interest rates combined to produce a backdrop that, in general, was favorable to bonds. Investment-grade corporate bonds led the pack in terms of performance, with government agency issues such as mortgage-backed securities coming in a close second.

FUND PERFORMANCE

For the 12 months ended December 31, 2001, John Hancock Investors Trust produced a total return of 7.54% at net asset value, compared with the 7.48% return of the average open-end corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark index, the Lehman Brothers Government/Credit Bond Index, returned 8.50% in the same period.

FED PUSHES RATES TO 40-YEAR LOW

Over the year, the Fed lowered interest rates 11 times to help the ailing economy. This pushed the federal funds rate -- the interest rate banks charge each other for overnight loans -- to 1.75%, the lowest level this key indicator of interest rates has been since 1961.

"...the broad bond market
 outpaced stocks for the
 second consecutive year."

The economy was already teetering on recession prior to September 11, and slumped into one immediately after. High-quality bonds, particularly Treasury securities, were in high demand during the following weeks. On October 31, the U.S. Treasury Department announced it would cease issuing 30-year bonds, which drove the prices of existing intermediate- and long-term Treasury issues even higher. November proved to be the most volatile month for Treasury securities in years. Better-than-expected economic reports caused investors to fear that the Fed might be nearing the end of its rate-cutting campaign and Treasury yields, which move in the opposite direction of price, soared. Then, upon the bankruptcy of Enron, investors fled to quality bonds again, reversing the price slide of Treasury issues. The Fund owned Treasury securities across the maturity spectrum, though we trimmed our exposure slightly over the year.

[A photo of Team leader Jim Ho flush right next to first paragraph.]

POSITIONS IN CORPORATE BONDS, MORTGAGE-BACKED SECURITIES INCREASED

As we pared Treasury positions, we increased the weighting in mortgage-backed securities and other government agency issues.
Mortgage-backed securities provided a healthy yield advantage over Treasury securities, helping boost the portfolio's income stream. We focused on issues that had relatively low prepayment risk.

"Bonds in recession-
 resistant industries
 were well represented
 in the portfolio."

We also selectively bolstered the Fund's stake in corporate bonds, primarily investment-grade issues. This required in-depth credit research, as problems abounded due to weak corporate profitability, a virtual halt in capital spending and investor wariness of certain sectors. The events of September 11 added to the woes of industries and companies already feeling the pinch of a slowing economy. Among the hardest hit were airlines, hotels and leisure-oriented companies. Where we could, we reduced the Fund's exposure to unsecured airline bonds. We held on to secured airline bonds because of the relatively greater degree of safety they offered in the sector, though they too came under considerable pressure.

Cyclical issues, such as autos, paper and steel, also fared poorly in the immediate aftermath; however, many had rebounded by the year's end. On their recovery, we took the opportunity to pare positions in such companies as Georgia-Pacific and consumer finance companies such as Capital One Bank. However, we added to the Fund's Ford Motor Co. holdings, as new auto issues came to market, which led to better valuations in the sector.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Government--U.S. 13%, the second is Government--U.S. agencies 12%, the third is Banks 10%, the fourth Utilities 10%, and the fifth Mortgage banking 6%.]

We decreased the Fund's weighting in high-yield bonds, due to economic weakness and financial distress, particularly among the telecommunications companies that depended on venture capital. These included credits such as NextLink, Global Crossing, Level 3 and Nextel Communications -- names we sold early in the year.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into five sections (from top to left): U.S. government & agency bonds 25%, Foreign government bonds 2%, Corporate bonds 64%, Preferred stock 1%, and Short-term investments & other 8%.]

INVESTMENT-GRADE TELECOM AND MEDIA BONDS PERFORM WELL

Telecommunication bonds in the investment-grade arena were a different story. We focused on fixed-line and wireless telephone companies that dominated their markets, such as Deutsche Telekom, AT&T Wireless and Singapore Telecommunications, all of which we added to or newly purchased. Media remained another industry in which solid performing bonds were found. We continued to have sizable positions in AOL Time Warner, Viacom and Continental Cablevision. Industry consolidation has made these players into market leaders with great potential for growth.

Another sector of bonds that had our attention was oil and gas. We added to the bonds of large, integrated companies such as Amerada Hess and Apache.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is ConAgra Foods followed by an up arrow with the phrase "Strong demand for high-quality, stable companies." The second listing is Lockheed Martin followed by an up arrow with the phrase "Increase in defense spending; new government contract." The third listing is AT&T Wireless followed by an up arrow with the phrase "Continued use of wireless services by consumers."]

RECESSION-RESISTANT BONDS HOLD STEADY

Bonds in recession-resistant industries were well represented in the portfolio. These include securities in health care, defense, supermarkets and utilities, although we sold many utility generation holdings once it became clear to us that Enron was headed for financial disaster. We eliminated or reduced Enron, Calpine, Mirant and NRG prior to the worst of their downturns, but the Fund did not completely escape the effects of the declines.

"The current interest-rate
 cycle appears at an end, but
 we would not be surprised
 if the Fed cut rates one
 more time."

The health-care industry has enjoyed a recovery this year with investment-grade and high-yield issues performing well. Among those worth mentioning are Triad Hospitals, Dynacare, Tenet Healthcare, and Hospital Corp. of America.

In defense, Lockheed Martin was a stellar performer. The company was awarded the coveted joint strike fighter contract in October.

OUTLOOK

We anticipate that 2002 will bring an economic recovery, though it most likely will not gather steam until much later in the year. The current interest-rate cycle appears at an end, but we would not be surprised if the Fed cut rates one more time. Because uncertainty remains in so many industries, we shall choose what the Fund owns with great care.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001

This schedule is divided into three main categories: publicly traded bonds and direct placement securities, common and preferred stocks and warrants, and short-term investments. Publicly traded bonds and direct placement securities are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE

PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITIES 91.14%                                             $152,577,487
(Cost $149,558,467)

Aerospace 1.14%                                                                                            $1,912,562
BAE Systems Asset Trust,
  Pass Thru Cert Ser A472001 Class B 12-15-11 (R)                     7.156      A                623         636,758
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                         10.910      BB-              550         486,233
Lockheed Martin Corp.,
  Bond 12-01-29                                                       8.500      BBB-             660         789,571

Agricultural Operations 0.23%                                                                                 377,377
Cargill, Inc.,
  Note 05-01-06 (R)                                                   6.250      A+               365         377,377

Automobiles/Trucks 1.37%                                                                                    2,284,619
DaimlerChrysler Auto Trust,
  Pass Thru Ctf Ser 2000-E Class A-4 01-08-06                         6.160      AAA              820         860,295
Delphi Automotive Systems Corp.,
  Note 06-15-06                                                       6.550      BBB              300         297,945
ERAC USA Finance Co.,
  Note 02-15-05 (R)                                                   6.625      BBB+             175         176,880
  Note 06-15-08 (R)                                                   7.350      BBB+             310         311,240
  Note 12-15-09 (R)                                                   7.950      BBB+             325         330,886
Ford Motor Co.,
  Note 07-16-31                                                       7.450      BBB+             335         307,373

Banks 9.80%                                                                                                16,407,589
Abbey National First Capital, B.V.,
  Sub Note (United Kingdom) 10-15-04 (Y)                              8.200      AA-            1,000       1,106,970
African Development Bank,
  Sub Note (Supranational) 12-15-03 (Y)                               9.750      AA-            1,000       1,111,530
Bank of New York,
  Cap Security 12-01-26 (R)                                           7.780      A-               620         630,813
Barclays Bank Plc,
  Perpetual Bond (7.375% to 12-29-11 then
  variable) (United Kingdom) 06-29-49 (R) (Y)                         7.375      A+               585         606,856
BNP Paribas Capital Trust,
  Perpetual Bond (9.003% to 10-27-10 then
  variable) 12-27-49 (R)                                              9.003      A                315         354,101
BSCH Issuances Ltd,
  Sub Note (Cayman Islands) 09-14-10 (Y)                              7.625      A                330         347,137
Capital One Bank,
  Sr Note 02-01-06                                                    6.875      BBB-             380         370,040
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-             315         329,071
HSBC Capital Funding LP,
  Perpetual Note (9.547% to 06-30-10 then
  variable) (Channel Islands) 12-31-49 (R) (Y)                        9.547      A-               585         675,646
International Bank for Reconstruction and
  Development,
  Deb (Supranational) 10-15-16 (Y)                                    8.625      AAA            3,800       4,769,000
Royal Bank of Scotland Group Plc,
  Bond (United Kingdom) 03-31-49 (Y)                                  8.817      A-               360         390,168
  Perpetual Bond (7.648% to 09-30-31
  then variable) (United Kingdom) 08-31-49 (Y)                        7.648      A-               420         425,275
Scotland International Finance No. 2, B.V.,
  Gtd Sub Note (Netherlands) 01-27-04 (R) (Y)                         8.800      AA-            2,000       2,201,360
  Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y)                      8.850      AA-              750         862,733
Skandinaviska Enskilda Banken AB,
  Perpetual Bond (6.50% to 6-30-03 then
  variable) (Sweden) 12-29-49 (R) (Y)                                 6.500      BBB              380         389,857
UBS Preferred Funding Trust I,
  Perpetual Bond (8.622% to 10-01-10 then
  variable) 10-01-49                                                  8.622      AA-              520         578,344
Wells Fargo Bank N.A.,
  Sub Note 02-01-11                                                   6.450      A+               470         480,288
Zions Bancorp,
  Note (6.50% to 10-15-06 then variable)
  10-15-11 (R)                                                        6.500      BBB-             330         323,400
Zions Financial Corp.,
  Gtd Note (6.95% to 5-15-06 then variable)
  05-15-11                                                            6.950      BBB-             455         455,000

Beverages 0.27%                                                                                               446,113
Canandaigua Brands, Inc.,
  Sr Sub Note Ser C 12-15-03                                          8.750      B+               445         446,113

Broker Services 0.47%                                                                                         786,773
Goldman Sachs Group, Inc.,
  Bond 01-15-11                                                       6.875      A+               465         479,285
Salomon Smith Barney Holdings, Inc.,
  Note 03-15-06                                                       5.875      AA-              300         307,488

Building 0.14%                                                                                                236,095
Vulcan Materials Co.,
  Note 02-01-06                                                       6.400      A+               230         236,095

Business Services -- Misc. 0.38%                                                                              638,400
Cendant Corp.,
  Note 08-15-06 (R)                                                   6.875      BBB              665         638,400

Chemicals 0.73%                                                                                             1,227,930
Akzo Nobel, Inc.,
  Bond 11-15-03 (R)                                                   6.000      A-               310         319,597
Equistar Chemicals L.P./Equistar Funding Corp.,
  Note 02-15-04                                                       8.500      BBB-             330         328,660
Potash Corp. of Saskatchewan, Inc.,
  Note (Canada) 05-31-11 (Y)                                          7.750      BBB+             545         579,673

Computers 0.09%                                                                                               148,000
Sabre Holdings Corp.,
  Note 08-01-11                                                       7.350      BBB+             160         148,000

Cosmetics & Personal Care 0.16%                                                                               266,079
International Flavors & Fragrances, Inc.,
  Note 05-15-06                                                       6.450      BBB+             260         266,079

Energy 0.56%                                                                                                  929,483
CalEnergy Co., Inc.,
  Sr Bond 09-15-28                                                    8.480      BBB-             525         553,035
P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                          9.625      B+               351         376,448

Finance 4.79%                                                                                               8,014,902
American Express Credit Account Master Trust,
  Pass Thru Ctf Ser 2000-1 Class A 09-17-07                           7.200      AAA              815         879,687
Bombardier Capital, Inc.,
  Note 01-15-02 (R)                                                   6.000      A-               500         500,250
Citigroup, Inc.,
  Note 01-18-11                                                       6.500      AA-              320         329,654
Ford Motor Credit Co.,
  Note 01-15-03                                                       7.250      BBB+             710         728,503
  Note 02-01-06                                                       6.875      BBB+             395         394,862
  Note 10-25-11                                                       7.250      BBB+             330         321,394
General Motors Acceptance Corp.,
  Note 07-15-05                                                       7.500      BBB+             495         514,587
  Note 03-02-11                                                       7.250      BBB+             335         337,389
Household Finance Corp.,
  Note 05-09-05                                                       8.000      A                620         667,064
ING Capital Funding Trust III,
  Perpetual Bond (8.439% to 12-31-10
  then variable) 12-31-49                                             8.439      A                350         382,200
MBNA Master Credit Card Trust II,
  Pass Thru Ctf Ser 2000-A Class A 07-15-07                           7.350      AAA              830         894,582
Standard Credit Card Master Trust,
  Series 1995-1 (Class A) 01-07-07                                    8.250      AAA            1,173       1,296,892
U.S. Bank N.A.,
  Note 08-01-11                                                       6.375      A                450         455,886
Yanacocha Receivables Master Trust,
  Pass Thru Ctf Ser 1997-A 06-15-04 (R)                               8.400      BBB-             310         311,952

Food 1.11%                                                                                                  1,856,158
ConAgra Foods, Inc.,
  Note 09-15-11                                                       6.750      BBB+             465         477,885
  Sub Note 09-15-04                                                   7.400      BBB              340         364,035
Delhaize America, Inc.,
  Note 04-15-11                                                       8.125      BBB-             455         496,209
Earthgrains Co. (The),
  Note 08-01-03                                                       8.375      A+               485         518,029

Government -- Foreign 2.22%                                                                                 3,717,764
Chile, Republic of,
  Note (Chile) 01-11-12 (Y)                                           7.125      A-               330         339,230
Colombia, Republic of,
  Gtd Note (Colombia) 04-09-11 (Y)                                    9.750      BBB              441         462,007
Nova Scotia, Province of,
  Deb (Canada) 04-01-22 (Y)                                           8.750      A-               750         940,875
Ontario, Province of,
  Bond (Canada) 06-04-02 (Y)                                          7.750      AA               500         511,915
Quebec, Province of,
  Deb (Canada) 09-15-29 (Y)                                           7.500      A+               740         827,276
Saskatchewan, Province of,
  Bond (Canada) 12-15-20 (Y)                                          9.375      A+               480         636,461

Government -- U.S. 12.51%                                                                                  20,939,769
United States Treasury,
  Bond 05-15-18                                                       9.125      AAA              845       1,151,177
  Bond 08-15-25                                                       6.875      AAA            2,720       3,101,643
  Bond 02-15-31                                                       5.375      AAA            3,230       3,183,068
  Inflation Indexed Note 01-15-07                                     3.375      AAA            2,395       2,400,966
  Note 02-15-05                                                       7.500      AAA            2,454       2,714,345
  Note 07-15-06                                                       7.000      AAA            4,172       4,612,647
  Note 05-15-08                                                       5.625      AAA              495         518,592
  Note 08-15-10                                                       5.750      AAA            3,105       3,257,331

Government -- U.S. Agencies 12.24%                                                                         20,484,330
Federal Home Loan Mortgage Corp.,
  20 Yr Pass Thru Ctf 01-01-16                                       11.250      AAA              118         132,596
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 10-01-12                                        7.000      AAA               72          74,449
  15 Yr Pass Thru Ctf 02-01-28                                        7.500      AAA               99         103,516
  15 Yr Pass Thru Ctf 09-01-10                                        7.000      AAA              277         287,855
  15 Yr Pass Thru Ctf 12-01-12                                        6.500      AAA              644         661,772
  15 Yr Pass Thru Ctf 12-01-14                                        5.500      AAA            1,072       1,064,503
  15 Yr Pass Thru Ctf 07-01-15                                        7.000      AAA              276         285,895
  15 Yr Pass Thru Ctf 05-01-16                                        6.000      AAA              612         614,900
  30 Yr Pass Thru Ctf 10-01-23                                        7.000      AAA              340         348,187
  30 Yr Pass Thru Ctf 11-01-28                                        6.500      AAA              199         199,498
  30 Yr Pass Thru Ctf 06-01-30                                        7.500      AAA              130         134,286
  30 Yr Pass Thru Ctf 02-01-31                                        7.500      AAA              960         991,598
  30 Yr Pass Thru Ctf 05-01-31                                        6.000      AAA              314         307,453
  30 Yr Pass Thru Ctf 12-01-31                                        7.000      AAA              420         428,366
  Note 01-15-30                                                       7.125      AAA            3,420       3,795,140
  Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                        6.940      AAA              300         315,025
Government National Mortgage Assn.,
  30 Yr SF Pass Thru Ctf 09-15-28 to 12-15-31                         6.500      AAA            6,211       6,247,116
  30 Yr SF Pass Thru Ctf 11-15-28 to 02-15-31                         7.000      AAA            2,872       2,940,527
  30 Yr SF Pass Thru Ctf 09-15-29                                     7.500      AAA            1,026       1,063,181
  30 Yr SF Pass Thru Ctf 08-15-27 to 07-15-30                         8.000      AAA               93          96,949
  30 Yr SF Pass Thru Ctf 04-15-21                                     9.000      AAA              131         141,485
  30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25                         9.500      AAA              202         220,382
  30 Yr SF Pass Thru Ctf 11-15-20                                    10.000      AAA               26          29,651

Insurance 1.93%                                                                                             3,237,915
AXA SA,
  Sub Note (France) 12-15-30 (Y)                                      8.600      A-               490         551,716
Equitable Life Assurance Society USA,
  Surplus Note 12-01-05 (R)                                           6.950      A+               260         273,200
Massachusetts Mutual Life Insurance Co.,
  Surplus Note 11-15-23 (R)                                           7.625      AA               470         493,970
MONY Group, Inc. (The),
  Sr Note 12-15-05                                                    7.450      A-               480         499,291
Nationwide Mutual Insurance,
  Notes 12-01-31 (R)                                                  8.250      A-               310         307,917
Sun Canada Financial Co.,
  Sub Note 12-15-07 (R)                                               6.625      AA-              725         741,313
URC Holdings Corp.,
  Sr Note 06-30-06 (R)                                                7.875      AA+              340         370,508

Leisure 0.75%                                                                                               1,255,479
Harrah's Operating Co., Inc.,
  Gtd Note 06-01-07 (R)                                               7.125      BBB-             465         471,464
  Sr Sub Note 12-15-05                                                7.875      BB+              250         259,375
HMH Properties, Inc.,
  Sr Note Ser A 08-01-05                                              7.875      BB               330         313,500
Waterford Gaming LLC,
  Sr Note 03-15-10 (R)                                                9.500      B+               207         211,140

Media 5.64%                                                                                                 9,447,690
Adelphia Communications Corp.,
  Sr Note Ser B 10-01-02                                              9.250      B+               525         527,625
  Sr Note Ser B 07-15-03                                              8.125      B+               272         270,640
AOL Time Warner, Inc.,
  Bond 04-15-31                                                       7.625      BBB+             500         529,145
British Sky Broadcasting Group Plc,
  Sr Note (United Kingdom) 07-15-09 (Y)                               8.200      BB+              685         707,475
Century Communications Corp.,
  Sr Note 03-01-05                                                    9.500      B+               210         206,850
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr Note 01-15-11                                                   11.125      B+               125         132,500
  Sr Note 05-15-11                                                   10.000      B+               220         224,400
Clear Channel Communications, Inc.,
  Note 06-15-05                                                       7.875      BBB-             625         654,394
Comcast Cable Communications, Inc.,
  Sr Note 01-30-11                                                    6.750      BBB              495         496,931
Continental Cablevision, Inc.,
  Sr Note 05-15-06                                                    8.300      BBB+             570         625,820
CSC Holdings, Inc.,
  Sr Sub Deb 05-15-16                                                10.500      BB-              225         250,875
EchoStar DBS Corp.,
  Sr Note 02-01-09                                                    9.375      B+               255         261,375
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                                                8.625      B+               265         257,050
Grupo Televisa S.A.,
  Note (Mexico) 09-13-11 (R) (Y)                                      8.000      BB+              205         205,000
Lenfest Communications, Inc.,
  Sr Note 11-01-05                                                    8.375      BBB              330         358,347
Mediacom LLC/Mediacom Capital Corp.,
  Sr Note 01-15-13                                                    9.500      B+                95          98,088
  Sr Note Ser B 04-15-08                                              8.500      B+               175         175,875
News America, Inc.,
  Gtd Sr Note 04-30-28                                                7.300      BBB-             315         293,319
News America Holdings, Inc.,
  Gtd Sr Deb 08-10-18                                                 8.250      BBB-             215         225,432
Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y)                                10.000      BBB-             460         496,800
TCI Communications, Inc.,
  Sr Deb 02-15-26                                                     7.875      BBB+             345         366,290
Time Warner, Inc.,
  Deb 01-15-13                                                        9.125      BBB+             415         491,115
Univision Communications, Inc.,
  Gtd Note 07-15-01                                                   7.850      BB+              500         512,250
Viacom, Inc.,
  Gtd Sr Note 01-30-06                                                6.400      A-               505         522,599
  Sr Deb 07-30-30                                                     7.875      A-               505         557,495

Medical 1.40%                                                                                               2,347,514
Dynacare, Inc.,
  Sr Note (Canada) 01-15-06 (Y)                                      10.750      B+               415         439,900
Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security 02-01-08                               7.875      B+               390         393,900
HCA -- The Healthcare Co.,
  Note 09-01-10                                                       8.750      BB+              225         243,563
  Note 06-01-06                                                       7.125      BB+              475         482,363
HEALTHSOUTH Corp.,
  Sr Note 02-01-08                                                    8.500      BBB-             250         261,250
Quest Diagnostics, Inc.,
  Sr Note 07-12-06                                                    6.750      BBB-             340         348,888
Triad Hospitals, Inc.,
  Sr Note Ser B 05-01-09                                              8.750      B-               170         177,650

Metal 0.19%                                                                                                   313,822
Newmont Mining Corp.,
  Note 05-15-11                                                       8.625      BBB              310         313,822

Mortgage Banking 6.21%                                                                                     10,400,313
Asset Securitization Corp.,
  Pass Thru Ctf Ser 1997-D4 Class A-1B 04-14-29                       7.400      AAA              855         909,907
Commercial Mortgage Acceptance Corp.,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08                        6.790      Aaa              569         594,944
ContiMortgage Home Equity Loan Trust,
  Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25                         8.100      AAA              610         609,988
Credit Suisse First Boston Mortgage Securities Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
  Class A-1A 12-17-07                                                 6.260      AAA              973         996,611
Deutsche Mortgage & Asset Receiving Corp.,
  Commercial Mtg Pass-Through Ctf Ser 1998-C1
  Class C 03-15-08                                                    6.861      A2               400         406,125
FirstPlus Home Loan Trust,
  Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18                         6.380      AAA              206         206,731
GMAC Commercial Mortgage Securities, Inc.,
  Pass Thru Ctf Ser 1998-C1 Class A-1 05-15-30                        6.853      Aaa            1,366       1,404,281
LB Commercial Mortgage Trust,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07                        6.410      Aaa              591         613,807
Morgan (J.P.) Commercial Mortgage Finance Corp.,
  Mtg Pass Thru Ctf Ser 1997-C5 Class A2 09-15-29                     7.069      AAA              617         650,726
Morgan Stanley Capital I, Inc.,
  Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08                      6.920      AAA            1,495       1,570,797
Morgan Stanley Dean Witter Capital I Trust,
  Pass Thru Ctf Ser 2001-IQA Class A-1 12-18-32                       4.570      Aaa            1,494       1,473,665
Salomon Brothers Mortgage Securities VII, Inc.,
  Mtg Pass Thru Ctf Ser 1997-HUD2
  Class A-2 07-25-24                                                  6.750      Aaa              197         197,552
UCFC Home Equity Loan Trust,
  Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25                         7.180      AAA              730         765,179

Oil & Gas 3.93%                                                                                             6,586,094
Alberta Energy Co., Ltd.,
  Note (Canada) 09-15-30 (Y)                                          8.125      BBB+             350         374,493
  Note (Canada) 11-01-31 (Y)                                          7.375      BBB+             335         329,000
Amerada Hess Corp.,
  Notes 08-15-11                                                      6.650      BBB              555         555,300
Apache Finance Canada Corp.,
  Gtd Note (Canada) 12-15-29 (Y)                                      7.750      A-               340         374,442
Forest Oil Corp.,
  Sr Note 06-15-08                                                    8.000      BB               200         201,000
Louis Dreyfus Natural Gas Corp.,
  Sr Note 12-01-07                                                    6.875      BBB+             330         341,134
Nova Chemicals Corp.,
  Note (Canada) 05-15-06 (Y)                                          7.000      BBB-             330         311,266
Occidental Petroleum Corp.,
  Sr Note 01-15-07                                                    5.875      BBB              325         322,205
  Sr Deb 09-15-09                                                    10.125      BBB              135         162,512
  Sr Note 01-15-12                                                    6.750      BBB              335         336,363
Ocean Energy, Inc.,
  Sr Sub Note Ser B 07-15-07                                          8.875      BB+              255         268,303
Pemex Project Funding Master Trust,
  Bond 10-13-10                                                       9.125      BB+              670         706,850
Petroleum Geo-Services ASA,
  Sr Note (Norway) 03-30-28 (Y)                                       7.125      BBB-             170         125,205
Snyder Oil Corp.,
  Sr Sub Note 06-15-07                                                8.750      BBB              280         292,648
Tosco Corp.,
  Note 02-15-30                                                       8.125      BBB+             655         759,047
Union Pacific Resources Group, Inc.,
  Deb 05-15-28                                                        7.150      BBB+             530         529,762
Valero Energy Corp.,
  Note 06-15-05                                                       8.375      BBB              200         214,372
  Note 03-15-06                                                       7.375      BBB              365         382,192

Paper & Paper Products 1.30%                                                                                2,182,582
Georgia-Pacific Corp.,
  Note 05-15-06                                                       7.500      BBB-             310         307,362
International Paper Co.,
  Note 07-08-05                                                       8.125      BBB              500         537,545
Stone Container Corp.,
  Sr Note 02-01-11                                                    9.750      B                275         295,625
Stora Enso Oyj,
  Sr Note (Finland) 05-15-11 (Y)                                      7.375      BBB+             515         540,750
Weyerhaeuser Co.,
  Note 08-01-06                                                       6.000      A-               500         501,300

Real Estate Operations 0.12%                                                                                  202,102
EOP Operating L.P.,
  Note 02-15-05                                                       6.625      BBB+             195         202,102

Real Estate Investment Trusts 1.34%                                                                         2,243,636
American Health Properties, Inc.,
  Note 01-15-07                                                       7.500      BBB+             260         262,925
Cabot Industrial Properties, L.P.,
  Note 05-01-04                                                       7.125      BBB              365         375,289
Camden Property Trust,
  Note 04-15-04                                                       7.000      BBB              400         417,428
Healthcare Realty Trust, Inc.,
  Sr Note 05-01-11                                                    8.125      BBB-             315         325,915
iStar Financial, Inc.,
  Sr Note 08-15-08                                                    8.750      BB+              130         130,650
Liberty Property L.P.,
  Medium-Term Note 06-05-02                                           6.600      BBB              340         344,763
ProLogis Trust,
  Note 04-15-04                                                       6.700      BBB+             375         386,666

Retail 0.50%                                                                                                  836,869
Kroger Co.,
  Sr Note 04-01-11                                                    6.800      BBB-             530         540,256
Toys "R" Us, Inc.,
  Note 08-01-11 (R)                                                   7.625      BBB+             305         296,613

Telecommunications 5.97%                                                                                   10,000,626
AT&T Corp.,
  Sr Note 11-15-31 (R)                                                8.000      BBB+             400         418,444
AT&T Wireless Services, Inc.,
  Sr Note 03-01-31                                                    8.750      BBB              655         744,859
Cingular Wireless,
  Bond 12-15-31 (R)                                                   7.125      A+               335         335,335
Citizens Communications Co.,
  Note 05-15-06                                                       8.500      BBB              645         685,493
Deutsche Telekom International Finance B.V.,
  Bond (Coupon rate Step-up/down on rating)
  (Netherlands) 06-15-05 (Y)                                          7.750      A-               280         299,681
  Bond (Coupon rate Step-up/down on rating)
  (Netherlands) 06-15-30 (Y)                                          8.250      A-               495         549,401
Dominion Resources, Inc.,
  Sr Note Ser A 06-15-10                                              8.125      BBB+             520         571,823
LCI International, Inc.,
  Sr Note 06-15-07                                                    7.250      BBB+             405         411,431
MetroNet Communications Corp.,
  Sr Discount Note, Step Coupon (10.75%,
  11-01-02) (Canada) 11-01-07 (A) (Y)                                 0.000      BBB              340         183,600
  Sr Note (Canada) 08-15-07 (Y)                                      12.000      BBB              260         184,600
Qwest Capital Funding, Inc.,
  Note 02-15-11                                                       7.250      BBB+             490         478,000
Singapore Telecommunications Ltd.,
  Bond (Singapore) 12-01-31 (R) (Y)                                   7.375      AA-              370         375,088
Sprint Capital Corp.,
  Note 01-30-06                                                       7.125      BBB+             640         667,200
  Note 11-15-28                                                       6.875      BBB+             665         608,269
Telefonos de Mexico S.A. de C.V.,
  Sr Note (Mexico) 01-26-06 (Y)                                       8.250      BB+              675         707,063
Telus Corp.,
  Note (Canada) 06-01-11 (Y)                                          8.000      BBB+             500         526,950
Verizon Global Funding Corp.,
  Notes 12-01-30                                                      7.750      A+               660         732,032
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                   11.500      A-               285         339,150
WorldCom, Inc.,
  Note 05-15-06                                                       8.000      BBB+             615         660,264
  Note 05-15-31                                                       8.250      BBB+             495         521,943

Transportation 3.72%                                                                                        6,220,350
America West Airlines,
  Pass Thru Ctf Ser 1996-1B 01-02-08                                  6.930      B+               339         254,370
Burlington Northern Santa Fe Corp.,
  Deb 08-15-30                                                        7.950      BBB+             660         739,207
Continental Airlines,
  Pass Thru Ctf Ser 1996-C 10-15-13                                   9.500      BBB-             407         325,691
Continental Airlines, Inc.,
  Pass Thru Ctf Ser 1999-1A 02-02-19                                  6.545      AA               571         491,826
Delta Air Lines, Inc.,
  Equip Tr Ctf Ser A 06-01-08                                        10.000      BBB            2,000       1,871,540
  Note 12-15-05                                                       7.700      BB+               40          36,000
Humpuss Funding Corp.,
  Note 12-15-09 (R)                                                   7.720      A                193         139,285
Northwest Airlines 1996-1 Pass Through Trusts,
  Pass Thru Ctf Ser 1996-1C 01-02-05                                 10.150      BB               150         137,701
  Pass Thru Ctf Ser 1996-1D 01-02-15                                  8.970      BB+              351         281,051
NWA Trust,
  Sr Note Ser A 12-21-12                                              9.250      AA               495         501,451
Railcar Trust No. 1992-1,
  Pass Thru Ser 1992-1 Class A 06-01-04                               7.750      AAA              678         711,319
U.S. Airways, Inc.,
  Pass Thru Ctf Ser 1990-A1 03-19-05                                 11.200      B                477         319,297
United Air Lines, Inc.,
  Pass Thru Ctf Ser 2000-2 Class A-1 04-01-12                         7.032      AA               436         411,612

Utilities 9.63%                                                                                            16,127,587
AES Corp.,
  Sr Note 06-01-09                                                    9.500      BB               205         180,400
  Sr Sub Note 07-15-06                                               10.250      B+               440         404,800
AES Eastern Energy L.P.,
  Pass Thru Ctf Ser 1999-A 01-02-17                                   9.000      BBB-             395         368,381
Beaver Valley Funding Corp.,
  Sec Lease Oblig Bond 06-01-17                                       9.000      BBB-             440         475,398
BVPS II Funding Corp.,
  Collateralized Lease Bond 06-01-17                                  8.890      BBB-             700         761,656
Calpine Corp.,
  Sr Note 05-15-06                                                   10.500      BB+              215         198,875
Cleveland Electric Illuminating Co.,
  1st Mtg Ser B 05-15-05                                              9.500      BBB            1,150       1,173,000
CMS Energy Corp.,
  Sr Note 10-15-07                                                    9.875      BB                35          37,100
  Sr Note Ser B 01-15-04                                              6.750      BB               380         372,563
EIP Funding-PNM,
  Sec Fac Bond 10-01-12                                              10.250      BBB-             633         680,475
Exelon Generation Co. LLC,
  Sr Note 06-15-11 (R)                                                6.950      A-               490         495,645
Fitchburg Holding Corp.,
  Sec Note 01-31-03 (r)                                              15.750      BBB              561         572,871
GG1B Funding Corp.,
  Deb 01-15-11                                                        7.430      BBB-             351         361,961
HQI Transelect Chile SA,
  Sr Note (Chile) 04-15-11 (R) (Y)                                    7.875      A-               490         502,338
Hydro-Quebec,
  Gtd Bond Ser HY (Canada) 01-15-22 (Y)                               8.400      A+               330         396,462
  Gtd Deb Ser IF (Canada) 02-01-03 (Y)                                7.375      A+               750         789,585
Iberdrola International B.V.,
  Note (Spain) 10-01-02 (Y)                                           7.500      A+             1,000       1,033,950
KeySpan Corp.,
  Note 11-15-10                                                       7.625      A                500         542,970
Long Island Lighting Co.,
  Deb 03-15-23                                                        8.200      A-               615         634,988
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB+              970       1,071,850
  Deb Ser B 07-23-06                                                 13.250      BB+              225         262,125
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                               9.625      BB+              131         136,070
Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18                                               8.770      Baa2             718         754,446
Northeast Utilities,
  Note Ser A 12-01-06                                                 8.580      BBB               92          98,119
Pinnacle Partners,
  Sr Note 08-15-04 (R)                                                8.830      BBB-             460         450,800
Pinnacle West Capital Corp.,
  Sr Note 04-01-06                                                    6.400      BBB              455         460,269
PNPP II Funding Corp.,
  Deb 05-30-16                                                        9.120      BBB-             475         528,452
PSEG Energy Holdings, Inc.,
  Sr Note 02-15-08                                                    8.625      BBB-             325         327,116
Sierra Pacific Resources,
  Note 05-15-05                                                       8.750      BBB-             220         224,211
Tiers-MIR-2001-14,
  Fixed Rate Ctf 06-15-04 (R)                                         7.200      BBB-             620         561,100
Waterford 3 Funding Corp.,
  Sec Lease Obligation Bond 01-02-17                                  8.090      BBB-             757         775,760
Xcel Energy, Inc.,
  Sr Note 12-01-10                                                    7.000      BBB+             490         493,851

Waste Disposal Service & Equip. 0.30%                                                                         500,965
Republic Services, Inc.,
  Note 08-15-11                                                       6.750      BBB              500         500,965

                                                                                         NUMBER OF
                                                                                         SHARES OR
ISSUER, DESCRIPTION,                                                                     WARRANTS               VALUE
COMMON AND PREFERRED STOCKS AND WARRANTS 1.35%                                                             $2,251,818
(Cost $2,219,133)
California Federal Preferred Capital Corp.,
  9.125%, Ser A, Preferred Stock                                                               35,650         890,894
CSC Holdings, Inc., 11.125% , Ser M, Preferred Stock                                            8,632         902,044
CSC Holdings, Inc., 11.75%, Ser H, Preferred Stock                                              3,900         411,450
MetroNet Communications Corp., Warrant
  (Canada) (R) (Y)**                                                                              510          47,430

                                                                            INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE        (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 5.45%                                                                               $9,126,000
(Cost $9,126,000)
Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 12-31-01, due
  01-02-02 (Secured by U.S. Treasury Bonds 9.875%
  due 11-15-15 and 8.750% due 05-15-17, U.S.
  Treasury Notes 5.625% due 12-31-02 and 6.250%
  due 02-15-03, U.S. Treasury Inflation Index Bond
  3.375% due 04-25-32 and U.S. Treasury Inflation
  Index Note 3.375% due 01-15-07)                                           1.700%             $9,126      $9,126,000

TOTAL INVESTMENTS 97.94%                                                                                 $163,955,305

OTHER ASSETS AND LIABILITIES, NET 2.06%                                                                    $3,444,191

TOTAL NET ASSETS 100.00%                                                                                 $167,399,496


Notes to Schedule of Investments

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:


                                                                                      MARKET         MARKET
                                                                                  VALUE AS A          VALUE
                                                                                  PERCENTAGE          AS OF
                                                   ACQUISITION    ACQUISITION      OF FUND'S   DECEMBER 31,
ISSUER, DESCRIPTION                                       DATE           COST     NET ASSETS           2001
----------------------------------------------------------------------------------------------------------
                                                                                                <C
Fitchburg Holding Corp., Sec. Note,
  15.75%, 01-31-03                                    02-10-81       $567,754           0.34%      $572,871


(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $16,919,569 or 10.11% of net assets as of December 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

 ** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $160,903,600)                         $163,955,305
Cash                                                                1,133,895
Dividends and interest receivable                                   2,655,736
Other assets                                                           13,752

Total assets                                                      167,758,688

LIABILITIES
Payable to affiliates                                                 267,925
Other payables and accrued expenses                                    91,267

Total liabilities                                                     359,192

NET ASSETS
Capital paid-in                                                   165,640,253
Accumulated net realized loss on investments                       (1,282,718)
Net unrealized appreciation of investments                          3,051,705
Distributions in excess of net investment income                       (9,744)

Net assets                                                       $167,399,496

NET ASSET VALUE PER SHARE
Based on 7,978,242 common shares outstanding                           $20.98



OPERATIONS

For the year ended
December 31, 2001

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (including income on securities loaned of $13,512)       $11,601,424
Dividends                                                             192,021

Total investment income                                            11,793,445

EXPENSES
Investment management fee                                           1,045,062
Transfer agent fee                                                    102,408
Custodian fee                                                          65,715
Printing                                                               53,625
Auditing fee                                                           36,163
Accounting and legal services fee                                      34,339
New York Stock Exchange fee                                            23,750
Trustees' fee                                                          10,756
Miscellaneous                                                           4,798
Legal fee                                                               2,868

Total expenses                                                      1,379,484

Net investment income                                              10,413,961

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                    4,700,314
Change in net unrealized appreciation (depreciation)
  of investments                                                   (2,866,434)

Net realized and unrealized gain                                    1,833,880

Increase in net assets from operations                            $12,247,841



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the  previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions to
shareholders, if
any, and any
increase or
decrease due to
reinvestment of
distributions.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $11,142,903      $10,413,961
Net realized gain (loss)                        (2,661,302)       4,700,314
Change in net unrealized
  appreciation (depreciation)                    8,211,505       (2,866,434)

Increase in net assets resulting
  from operations                               16,693,106       12,247,841

Distributions to shareholders
From net investment income                     (11,152,407)     (10,663,128)

From fund share transactions                     1,196,684        1,074,735

NET ASSETS
Beginning of period                            158,002,665      164,740,048

End of period 1                               $164,740,048     $167,399,496

1 Includes undistributed net investment income of $35,491 and distributions in excess of net investment income of $9,744, respectively.


FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.23      $21.70      $21.78      $20.11      $20.79
Net investment income                                     1.59        1.52        1.47        1.42        1.32
Net realized and unrealized
  gain (loss) on investments                              0.47        0.08       (1.67)       0.68        0.21
Total from investment operations                          2.06        1.60       (0.20)       2.10        1.53
Less distributions
From net investment income                               (1.59)      (1.52)      (1.47)      (1.42)      (1.34)
Net asset value,
  end of period                                         $21.70      $21.78      $20.11      $20.79      $20.98
Per share market value,
  end of period                                         $22.06      $21.93      $16.56      $19.25      $19.04
Total return at
  market value 2 (%)                                     22.12        6.66      (18.16)      25.75        5.96

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $167        $169        $158        $165        $167
Ratio of expenses
  to average net assets (%)                               0.84        0.82        0.81        0.83        0.82
Ratio of net investment income
  to average net assets (%)                               7.44        6.92        6.98        6.97        6.20
Portfolio turnover (%)                                     141         239         183         247         300

1 As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and, had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 6.31%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Assumes dividend reinvestment.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Investors Trust (the "Fund") is a closed-end diversified investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $26,000,000 collateralized by securities in the amount of $26,115,884.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,048,178 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires December 31, 2008. Additionally, net capital losses of $16,125 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the Fund's next taxable year (January 1, 2002).

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next
$100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares reinvested, the reclassification of capital accounts and the number of shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value. The Fund has 20 million shares authorized with no par value.

                                              YEAR ENDED 12-31-00            YEAR ENDED 12-31-01
                                          SHARES           AMOUNT        SHARES           AMOUNT
Beginning of period                    7,855,417     $163,887,561     7,922,653     $165,083,448
Distributions reinvested                  67,236        1,196,684        55,589        1,074,735
Reclassification of capital accounts          --             (797)           --         (517,930)
End of period                          7,922,653     $165,083,448     7,978,242     $165,640,253

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $294,091,870 and $285,070,510, respectively. Purchases and proceeds from sales and maturities of obligations of the U.S. government aggregated $178,150,585 and $186,678,119, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $161,617,174. Gross unrealized appreciation and depreciation of investments aggregated $4,715,203 and $2,377,072, respectively, resulting in net unrealized appreciation of $2,338,131. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $273,551, a decrease in distributions in excess of net investment income of $791,481 and a decrease in capital paid-in of $517,930. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $587,549 reduction in the cost of investments and a corresponding increase in net unrealized appreciation, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $181,677, decrease unrealized appreciation on investments by $92,289 and increase net realized gain on investments by $274,066. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of
Ernst & Young
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Investors Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Investors Trust (the "Fund"), including the schedule of the Fund's investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Investors Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                      ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 2001.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2001, 1.81% of the dividends qualify for the corporate dividends-received deduction.



DIVIDENDS AND DISTRIBUTIONS

During the fiscal year ended December 31, 2001, John Hancock Investors Trust ("the Fund") paid to shareholders dividends from net investment income totaling $ 1.3425 per share. The dates of payment and the amounts per share are as follows:

                       INCOME
PAYMENT DATE         DIVIDEND
-----------------------------
March 30, 2001       $ 0.3425
June 29, 2001          0.3375
September 28, 2001     0.3400
December 28, 2001      0.3225

INVESTMENT OBJECTIVE AND POLICY

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may issue a single class of senior securities not to exceed 33 1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders the opportunity to elect to receive shares of the Fund's common shares in lieu of cash dividends.

Any shareholder of record of the Fund may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive common shares in lieu of all or a portion of the cash dividends. The Plan is available to all shareholders without charge.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund's common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any Federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209, (telephone
1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Investors Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



Shareholder meeting (unaudited)

On March 29, 2001, the Annual Meeting of the Fund was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                               WITHHELD
                             FOR              AUTHORITY
-------------------------------------------------------
Dennis S. Aronowitz          6,686,118          139,207
Stephen L. Brown             6,697,703          130,722
Richard P. Chapman, Jr.      6,693,166          132,158
William J. Cosgrove          6,707,724          117,601
Richard A. Farrell           6,714,138          111,187
Maureen R. Ford              6,710,310          115,015
Gail D. Fosler               6,710,438          114,886
William F. Glavin            6,680,495          144,830
John A. Moore                6,697,368          127,957
Patti McGill Peterson        6,698,481          126,844
John W. Pratt                6,705,279          120,046

The shareholders also ratified the Trustees' selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending
December 31, 2001, with the votes tabulated as follows: 6,701,270 FOR, 27,039 AGAINST and 97,015 ABSTAINING.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.



INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
Dennis S. Aronowitz 1, Born: 1931                                                   1988        30
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                 1975        30
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove 1, Born: 1933                                                   1991        30
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 1, Born: 1932                                                    1996        30
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); prior to 1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler, Born: 1947                                                          1994        30
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                       1996        30
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore, Born: 1939                                                           1996        36
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, Born: 1943                                                   1996        36
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

John W. Pratt 1, Born: 1931                                                         1996        30
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds, Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
UK (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1984
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000);
Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

STOCK SYMBOL
Listed New York Stock Exchange:
JHI

For shareholder assistance
refer to page 31


HOW TO
CONTACT US

On the Internet                       www.jhfunds.com

By regular mail                       State Street Bank and Trust Company
                                      P.O. Box 8200
                                      Boston, MA 02266-8200

Customer service representatives      1-800-426-5523

24-hour automated information         1-800-843-0090



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-426-5523
1-800-843-0090

www.jhfunds.com


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